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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) June 3, 1999



                                MED/WASTE, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                                     0-22294                         65-0297759
------------------------------------------------    ----------------------      -----------------------------------
 (State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)



         6175 N. W. 153rd Street, Suite 324, Miami Lakes, Florida 33014
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              (Address of principal executive office and Zip Code)



   Registrant's telephone number, including area code:     (305) 819-8877
                                                      --------------------------



                                 NOT APPLICABLE
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

         Med/waste, inc. is filing this Current Report on Form 8-K to make generally available certain information regarding the Registrant.

         On June 3, 1999, the Registrant announced that it will be further delayed in filing its form 10-KSB for the year ended December 31, 1998, will be required to restate its financial results for each of the three quarters in 1998 and that it has expanded its investigation of its financial statements to prior years. A copy of the press release announcing those results is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.


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 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

         99.1 Press Release issued by the Registrant on June 3, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MED/WASTE, INC., Delaware corporation




DATE:       June 3, 1999                   By:    /s/ Carlos Campos
     ------------------------------           ---------------------------------
                                                     CARLOS CAMPOS
                                                    Executive Vice President/
                                                  Acting Chief Executive Officer


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                                 EXHIBIT INDEX

           99.1 Press Release issued by the Registrant on June 3, 1999


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